Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Equity
Equity

A. Common Stock

We purchase our common stock through privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes. Our December 2011 $10 billion share-purchase plan was exhausted in the first quarter of 2013. Our November 2012 $10 billion share-purchase plan was exhausted in the fourth quarter of 2013. On June 27, 2013, we announced that the Board of Directors had authorized a $10 billion share-purchase plan, which was exhausted in the first quarter of 2015. On October 23, 2014, we announced that the Board of Directors had authorized an additional $11 billion share-purchase plan (the October 2014 Stock Purchase Plan), and share repurchases commenced thereunder in January 2015. In December 2015, the Board of Directors authorized a new $11 billion share repurchase program to be utilized over time.

On February 9, 2015, we entered into an accelerated share repurchase agreement with Goldman, Sachs & Co. (GS&Co.) to repurchase shares of our common stock. This agreement was entered into under our previously announced share repurchase authorization. Pursuant to the terms of the agreement, on February 11, 2015, we paid $5 billion to GS&Co. and received approximately 151 million shares of our common stock from GS&Co. On July 2, 2015, the accelerated share repurchase agreement with GS&Co. was completed, which, per the terms of the agreement, resulted in us owing GS&Co. a certain number of shares of Pfizer common stock or its equivalent dollar value. Pursuant to the agreement’s settlement terms, we elected to settle this amount in cash and paid an additional $160 million to GS&Co. on July 13, 2015, resulting in a total of approximately $5.2 billion paid to GS&Co. The final average price paid for the shares delivered under the accelerated share repurchase agreement was $34.13 per share.

The following table provides the number of shares of our common stock purchased and the cost of purchases under our publicly announced share-purchase plans, including our accelerated share repurchase agreement:

(SHARES IN MILLIONS, DOLLARS IN BILLIONS)	2015(a)	2014	2013
Shares of common stock purchased	182	165	563
Cost of purchase	$6.2	$5.0	$16.3

(a)	Includes approximately 151 million shares purchased for $5.2 billion pursuant to the accelerated share repurchase agreement as well as other share repurchases through year-end 2015.

After giving effect to the accelerated share repurchase agreement, as well as other share repurchases through year-end 2015, our remaining share-purchase authorization was approximately $16.4 billion at December 31, 2015.
In addition, on June 24, 2013, we exchanged all of our remaining interest in Zoetis for approximately 405.117 million shares of our common stock, valued at $11.4 billion. The common stock received in the exchange transaction was recorded in Treasury stock. For additional information, see Note 2D.
The definitive merger agreement we entered into with Allergan in November 2015 includes a provision that Pfizer may continue to pay regular quarterly cash dividends on Pfizer’s common stock of not more than $0.28 per share per quarter (subject to annual adjustment, if any, in a manner consistent with past practice by Pfizer’s Board of Directors), consistent with past practice as to timing of declaration, record date and payment date. On December 14, 2015, we declared a $0.30 dividend per share for the first quarter of 2016, which is in compliance with the definitive merger agreement.
B. Preferred Stock

The Series A convertible perpetual preferred stock is held by an employee stock ownership plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per-share stated value is $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock, or a combination of both at a price of $40,300 per share.
C. Employee Stock Ownership Plans

We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the Company (Common ESOP).

Allocated shares held by the Common ESOP, including reinvested dividends, are considered outstanding for the earnings per share (EPS) calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP are assumed in the diluted EPS calculation. As of December 31, 2015, the Preferred ESOP held preferred shares convertible into approximately 2 million shares of our common stock, and the Common ESOP held approximately 58 million shares of our common stock. As of December 31, 2015, all shares of preferred and common stock held by the ESOPs have been allocated to the Pfizer U.S. and certain Puerto Rico defined contribution plan participants. The compensation cost related to the common ESOPs was $8 million in 2015, $136 million in 2014 and $133 million in 2013. Prior to 2015, Pfizer matching contributions were primarily invested in the Common ESOP. Beginning in January 2015, Pfizer matching contributions are being invested based on the investment direction of the employees’ own contributions. As a result, the compensation cost related to the Common ESOP was lower in 2015, compared to 2014, while contributions made to other investment funds increased. Therefore, although Pfizer matching contributions have not declined in aggregate, less contributions are being invested in the Common ESOP.